Exhibit 8

Description of New National Grid plc
and Its Subsidiary Companies

As of March 31, 2002

1. National Grid Group plc	Public Limited	England & Wales	Holding Company
1.1 National Grid (US) Holdings Ltd	Private Limited Company ("Priv. Ltd Co.")	England & Wales	Intermediate Holding Company
1.1.1 National Grid (US) Investments 4	unlimited company	England & Wales	Intermediate Holding Company
1.1.1.1 National Grid (US) Partner 2 Ltd	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.1.1.2 National Grid Twelve Ltd	Priv. Ltd Co.	England & Wales	Special-Purpose Financing Vehicle
1.1.1.2.1 National Grid Eight Ltd	Priv. Ltd Co.	England & Wales	Special-Purpose Financing Vehicle
1.1.1.2.2 National Grid Eleven Ltd	Priv. Ltd Co.	England & Wales	Special-Purpose Financing Vehicle
1.1.1.3 National Grid (US) Partner 1 Ltd	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.1.1.3.1 National Grid General Partnership	General Partnership	Delaware	Intermediate Holding Company
1.1.1.3.1.1 National Grid US LLC	L.L.C.	Delaware	Special-Purpose Financing Vehicle

1.1.1.3.1.2 NG Chicago 1 LLC	L.L.C.	Delaware	Inactive
1.1.1.3.1.3 National Grid Holdings Inc.	Corporation	Delaware	Intermediate Holding Company
1.1.1.3.1.3.1 National Grid Ten Limited	Priv. Ltd Co.	England & Wales	Special-Purpose Financing Vehicle
1.1.1.3.1.3.2 NGG (Delaware) LLC	Limited Liability Corporation ("L.L.C.")	Delaware	Special-Purpose Financing Vehicle
1.1.1.3.1.3.3 National Grid USA	Corporation	Delaware	Intermediate Holding Company
1.1.1.3.1.3.3.1 Granite State Electric Company	Corporation	New Hampshire	Electric Public Utility
1.1.1.3.1.3.3.2 Massachusetts Electric Company	Corporation	Massachusetts	Electric Public Utility
1.1.1.3.1.3.3.3 Nantucket Electric Company	Corporation	Massachusetts	Electric Public Utility
1.1.1.3.1.3.3.4 New England Power Company	Corporation	Massachusetts	Electric Public Utility
1.1.1.3.1.3.3.4.1 Connecticut Yankee Atomic Power Co.	Corporation	Connecticut	Nuclear Plant Owner
1.1.1.3.1.3.3.4.2 Maine Yankee Atomic Power Co.	Corporation	Maine	Nuclear Plant Owner
1.1.1.3.1.3.3.4.3 Vermont Yankee Nuclear Power Corporation	Corporation	Vermont	Nuclear Plant Owner
1.1.1.3.1.3.3.4.4 Yankee Atomic Electric Co.	Corporation	Massachusetts	Nuclear Plant Owner

1.1.1.3.1.3.3.5 New England Hydro-Transmission Electric Company, Inc	Corporation	Massachusetts	Electric Transmission Utility
1.1.1.3.1.3.3.6 New England Hydro-Transmission Corporation	Corporation	New Hampshire	Electric Transmission Utility
1.1.1.3.1.3.3.6.1 New England Hydro Finance Company, Inc.	Corporation	Massachusetts	Finance Company
1.1.1.3.1.3.3.7 New England Electric Transmission Corp.	Corporation	New Hampshire	Electric Transmission Utility
1.1.1.3.1.3.3.8 The Narragansett Electric Company	Corporation	Rhode Island	Public Utility Company
1.1.1.3.1.3.3.9 Wayfinder Group, Inc.	Corporation	Massachusetts	Utility Consulting, Energy-Related Company, Nonutility Holding Company
1.1.1.3.1.3.3.9.1 NEWHC, Inc.	Corporation	Massachusetts	Inactive
1.1.1.3.1.3.3.9.2 Monitoring Technology Corp.	Corporation	Delaware	Component Wear Technology Design and Manufacture
1.1.1.3.1.3.3.9.3 Nexus Energy Software Inc.	Corporation	Massachusetts	Software/Marketing
1.1.1.3.1.3.3.9.4 Separation Technologies Inc.	Corporation	Delaware	Ash Processing Equipment
1.1.1.3.1.3.3.10 NEES Energy Inc.	Corporation	Massachusetts	Marketing
1.1.1.3.1.3.3.10.1 AEMC, LLC	L.L.C.	Delaware	Inactive
1.1.1.3.1.3.3.10.1.1 AEDR Fuels LLC	L.L.C.	Maine	Inactive

1.1.1.3.1.3.3.11 EUA Energy Investment Corp.	Corporation	Massachusetts	Energy-Related Company, Nonutility Holding Company
1.1.1.3.1.3.3.11.1 EUA Bioten, Inc.	Corporation	Massachusetts	Inactive
1.1.1.3.1.3.3.11.2 Eastern Unicord Corp.	Corporation	Massachusetts	Inactive
1.1.1.3.1.3.3.12 National Grid Transmission Services Corp.	Corporation	Massachusetts	Utility Consulting Services
1.1.1.3.1.3.3.13 National Grid USA Service Company Inc.	Corporation	Massachusetts	Service Company
1.1.1.3.1.3.3.14 NEES Communications, Inc.	Corporation	Massachusetts	Telecommunications Company
1.1.1.3.1.3.3.14.1 Goddard GigaPoP LLC	L.L.C.	Delaware	Telecommunications Company
1.1.1.3.1.3.3.14.2 NEES Telecommunications Corp	Corporation	Massachusetts	Inactive
1.1.1.3.1.3.3.15 Metrowest Realty LLC	L.L.C.	Delaware	Real Estate Investment Company
1.1.1.3.1.3.3.16 New England Energy Inc.	Corporation	Massachusetts	Inactive
1.1.1.3.1.3.3.17 New England Wholesale Electric Company	Corporation	Massachusetts	Inactive
1.1.1.3.1.3.3.18 Niagara Mohawk Holdings, Inc.	Corporation	New York	Intermediate Holding Company
1.1.1.3.1.3.3.18.1 Niagara Mohawk Power Corporation	Corporation	New York	Electric & Gas Public Utility
1.1.1.3.1.3.3.18.1.1 NM Properties, Inc.	Corporation	New York	Real Property Management

1.1.1.3.1.3.3.18.1.1.1 Salmon Shores, Inc.	Corporation	New York	Real Estate Development Company
1.1.1.3.1.3.3.18.1.1.2 Riverview, Inc.	Corporation	New York	Real Estate Development Company
1.1.1.3.1.3.3.18.1.1.2.1 Riverview Galusha LLC	LLC	New York	Real Estate Development Company
1.1.1.3.1.3.3.18.1.1.3 Landwest, Inc.	Corporation	New York	Real Estate Development Company
1.1.1.3.1.3.3.18.1.1.4 Hudson Pointe, Inc.	Corporation	New York	Real Estate Development Company
1.1.1.3.1.3.3.18.1.1.5 Upper Hudson Development Inc.	Corporation	New York	Real Estate Development Company
1.1.1.3.1.3.3.18.1.1.6 Oprop Co., Inc.	Corporation	New York	Real Estate Development Company
1.1.1.3.1.3.3.18.1.1.7 Moreau Park, Inc.	Corporation	New York	Real Estate Development Company
1.1.1.3.1.3.3.18.1.1.8 Land Management & Development, Inc.	Corporation	New York	Real Estate Development Company
1.1.1.3.1.3.3.18.1.1.8.1 Minoa Farms Development Co. LLC	LLC	New York	Real Estate Development Company
1.1.1.3.1.3.3.18.1.1.8.2 Salmon Hills Cross Country Ski Resort LLC	LLC	New York	Invests in Ski Resorts
1.1.1.3.1.3.3.18.1.1.8.3 Salmon Shores Partnership	Partnership	New York	Real Estate Development Company
1.1.1.3.1.3.3.18.1.1.8.4 Second Street Associates, LLC	LLC	New York	Real Estate Development Company

1.1.1.3.1.3.3.18.1.2 NM Uranium, Inc.	Corporation	Texas	Holds Investment in Uranium Mining
1.1.1.3.1.3.3.18.1.3 HCE Pepperell, Inc.	Corporation	New York	Inactive
1.1.1.3.1.3.3.18.1.4 NM Receivables Corp. II	Corporation	New York	Management Company for NM Receivables, L.L.C.
1.1.1.3.1.3.3.18.1.5 NM Receivables LLC	L.L.C.	New York	Financing Subsidiary
1.1.1.3.1.3.3.18.2 Opinac North America, Inc.	Corporation	Delaware	Intermediate Holding Company
1.1.1.3.1.3.3.18.2.1 Opinac Energy Corp.	Corporation	Canada	Intermediate Holding Company
1.1.1.3.1.3.3.18.2.1.1 Canadian Niagara Power Company LTD	Corporation	Ontario, Canada	Foreign Utility Company
1.1.1.3.1.3.3.18.2.1.1.1 Canadian Niagara Power Inc.	Corporation	Ontario, Canada	Electric Utility
1.1.1.3.1.3.3.18.2.1.1.2 Westario Power Holdings Inc.	Corporation	Ontario, Canada	Nonutility Holding Company
1.1.1.3.1.3.3.18.2.1.1.2.1 Westario Power Inc.	Corporation	Ontario, Canada	Electric Distribution Utility
1.1.1.3.1.3.3.18.2.1.1.2.2 Westario Power Services Inc.	Corporation	Ontario, Canada	Energy Related Marketing Company
1.1.1.3.1.3.3.18.2.1.1.3 Rideau St. Lawrence Holdings Inc.	Corporation	Ontario, Canada	Nonutility Holding Company

1.1.1.3.1.3.3.18.2.1.1.3.1 Rideau St. Lawrence Distribution, Inc.	Corporation	Ontario, Canada	Electric Distribution Company
1.1.1.3.1.3.3.18.2.1.1.3.2 Rideau St. Lawrence Utilities Inc.	Corporation	Ontario, Canada	Service Company
1.1.1.3.1.3.3.18.2.1.1.3.3 Rideau St. Lawrence Services Inc.	Corporation	Ontario, Canada	Service Company
1.1.1.3.1.3.3.18.2.1.1.4 1161557 Ontario Inc.	Corporation	Ontario, Canada	Inactive
1.1.1.3.1.3.3.18.2.2 Niagara Mohawk Energy, Inc.	Corporation	Delaware	Energy Marketing and Services Company
1.1.1.3.1.3.3.18.2.2.1 Telergy Central LLC	L.L.C.	New York	Exempt Telecommunications Company
1.1.1.3.1.3.3.18.2.2.2 Direct Global Power	Corporation	Delaware	Photovoltaics
1.1.1.3.1.3.3.18.2.3 Telergy, Inc.	Corporation	New York	Exempt Telecommunications Company
1.1.1.3.1.3.3.18.2.4 eVionyx, Inc.	Corporation	Delaware	Exempt Telecommunications Company
1.2 National Grid Holdings One plc	plc	England & Wales	Holding Company
1.2.1 National Grid Holdings Limited	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.2.1.1 National Grid Properties Ltd	Priv. Ltd Co.	England & Wales	Real Estate Development
1.2.1.2 National Grid Nominees Ltd	Priv. Ltd Co.	England & Wales	Nominee Shareholder

1.2.1.3 The National Grid Company plc	Priv. Ltd Co.	England & Wales	Electric Transmission Company
1.2.1.3.1 NGC Leasing Ltd	Priv. Ltd Co.	England & Wales	Leasing Company
1.2.1.3.2 Elexon Ltd	Priv. Ltd Co.	England & Wales	Non-profit Company required under the U.K. Electricity Regulatory Regime
1.2.1.3.3 NG Property Developments Ltd.	Priv. Ltd Co.	England & Wales	Real Estate Development
1.2.1.4 National Grid Four Ltd	Priv. Ltd Co.	England & Wales	Holding Company
1.2.1.5 National Grid Jersey Holdings Five Limited	Priv. Ltd Co.	Jersey	Holding Company
1.2.1.5.1 National Grid Three Ltd	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.2.1.5.1.1 NGG Telecoms Ltd	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.2.1.5.1.1.1 Energis plc	plc	England & Wales	Telecommunications Holding Company
1.2.1.6 NGG Telecoms Investment Ltd	Priv. Ltd Co.	England & Wales	Holding Company
1.2.1.7 National Grid Jersey Holdings Four Limited	Priv. Ltd Co.	Jersey	Holding Company
1.2.1.7.1 Gridcom Limited	Priv. Ltd Co.	England & Wales	Telecommunications Company
1.2.1.8 National Grid Jersey Holdings Three Limited	Priv. Ltd Co.	Jersey	Holding Company

1.2.1.8.1 First Point Energy Corp. (formerly MyUtility, Inc.)	Corporation	Delaware	Energy Related Services
1.2.1.9 National Grid (US) Investments	Priv. Unlimited Co.	England & Wales	Investment Company
1.2.1.10 National Grid Gold Limited	Priv. Ltd Co.	England & Wales	Investment Company
1.2.1.11 National Grid Insurance Limited	Priv. Ltd Co.	Guernsey	Captive Insurer
1.2.1.12 National Grid Two Ltd	Priv. Ltd Co.	England & Wales	Financial Management Company
1.2.1.13 National Grid Five Ltd	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.2.1.13.1 NatGrid Finance Holdings Ltd	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.2.1.13.1.1 NatGrid Finance Ltd	Priv. Ltd Co.	England & Wales	Financial Services Company
1.2.1.13.1.1.1 NG Jersey Ltd	Priv. Ltd Co.	Jersey	Financial Services Company
1.2.1.13.1.1.2 NG Investments Ltd	Priv. Ltd Co.	Jersey	Financial Services Company
1.2.1.13.1.1.2.1 NatGrid Investments Ltd	Priv. Ltd Co.	England & Wales	Financial Services Company
1.2.1.13.2 National Grid Two Ltd	Priv. Ltd Co.	England & Wales	Inactive
1.2.1.13.2.1 The National Grid Investments Co.	Private Unlimited Co.	England & Wales	Inactive
1.2.1.13.3 National Grid Six Ltd	Priv. Ltd Co.	England & Wales	Financial Services Company

1.2.1.13.4 National Grid International Ltd	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.2.1.13.4.1 National Grid (Isle of Man) Ltd	Priv. Ltd Co.	Isle of Man (resident in England)	Holding Company
1.2.1.13.4.2 National Grid Seven Ltd	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.2.1.13.4.2.1 National Grid Holdings BV	Priv. Ltd Co.	Netherlands	Holding Company
1.2.1.13.4.2.1.1 National Grid Manquehue BV	Priv. Ltd Co.	Netherlands	Holding Company
1.2.1.13.4.2.1.1.1 Manquehue Net S.A.	Priv. Ltd Co.	Chile	Holding Company
1.2.1.13.4.2.1.1.1.1 Silica Net S.A.	Priv. Ltd Co.	Chile	Holding Company
1.2.1.13.4.2.1.1.1.1.1 Inversiones Silica Networks	Priv. Ltd Co.	Chile	Intermediate Holding Company
1.2.1.13.4.2.1.1.1.1.1.1 Silica Networks S.A.	Priv. Ltd Co.	Chile	Telecommunications Company
1.2.1.13.4.2.1.2 National Grid Fourteen Ltd	Priv. Ltd Co.	England & Wales	Holding Company
1.2.1.13.4.2.1.2.1 National Grid Chile BV	Priv. Ltd Co.	Netherlands	Holding Company
1.2.1.13.4.2.1.2.1.1 SCC Uno S.A.	Priv. Ltd Co.	Chile	Holding Company
1.2.1.13.4.2.1.2.1.1.1 SN Investment Argentina S.A.	Priv. Ltd Co.	Chile	Investment Company
1.2.1.13.4.2.1.2.1.1.1.1 Silica Networks Argentina S.A.	Priv. Ltd Co.	Argentina	Telecommunications Company

1.2.1.13.4.2.1.3 National Grid Finance BV	Priv. Ltd Co.	Netherlands	Holding Company
1.2.1.13.4.2.1.3.1 Compania Inversora En Transmicion Electrica Citelec S.A.	Priv. Ltd Co.	Argentina	Holding Company
1.2.1.13.4.2.1.3.1.1 Compania de Transporte de Energia Electrica en Alta Tension Transener S.A.	Priv. Ltd Co.	Argentina	Electric Transmission Company
1.2.1.13.4.2.1.3.1.1.1 Empresa de Transporte de Energia Electrica por Distribucion Troncal de la Provincia de Buenos Airies Sociedad Anonima Transba S.A.	Priv. Ltd Co.	Argentina	Electric Transmission Company
1.2.1.13.4.2.1.4 National Grid Brazil Finance	Unlimited liability company	England & Wales	Investment Company
1.2.1.13.4.2.1.5 National Grid Reserve VIII BV	Priv. Ltd Co.	Netherlands	Business Development Vehicle
1.2.1.13.4.2.1.6 National Grid Brazil BV	Priv. Ltd Co.	Netherlands	Holding Company
1.2.1.13.4.2.1.6.1 JVCO Participacoes Ltda	Priv. Ltd Co.	Brazil	Telecommunications Company
1.2.1.13.4.2.1.6.1.1 Holdco Participacoes Ltda	Priv. Ltd Co.	Brazil	Holding Company
1.2.1.13.4.2.1.6.1.1.1 Intelig Telecomunicacoes Ltda	Priv. Ltd Co.	Brazil	Telecommunications Company
1.2.1.13.4.2.1.7 National Grid Zambia BV	Priv. Ltd Co.	Netherlands	Holding Company
1.2.1.13.4.2.1.7.1 Copperbelt Energy Corporation Plc	Plc	Zambia	Electricity Transmission Company

1.2.1.13.4.2.1.8 National Grid Holland Ltd	Priv. Ltd Co.	England & Wales	Investment Company
1.2.1.13.4.2.1.9 National Grid Poland BV	Priv. Ltd Co.	Netherlands	Holding Company
1.2.1.13.4.2.1.9.1 Energis Polska Sp zo.o	Priv. Ltd Co.	Poland	Telecommunication Company
1.2.1.13.4.2.1.9.1.1 CEL Polska Sp zo.o	Priv. Ltd Co.	Poland	Telecommunication Company
1.2.1.13.4.3 National Grid Indus BV	Priv. Ltd Co.	Netherlands (resident in England)	Business Development Vehicle
1.2.1.13.4.4 National Grid Overseas Ltd	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.2.1.13.4.4.1 National Grid Overseas Two Ltd	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.2.1.13.4.5 NG Procurement Holdings Limited	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.2.1.13.4.5.1 National Grid Procurement BV	Priv. Ltd Co.	Netherlands	Holding Company
1.2.1.13.4.5.1.1 Eutilia NV	Public Company	Netherlands	Electronic Supplier of Utility Goods and Services
1.2.1.13.4.6 National Grid Australia GP Pty Ltd	Priv. Ltd Co.	Australia	General Partner
1.2.1.13.4.7 National Grid Australia LLP	Limited Liability Partnership	Australia	Holding Company
1.2.1.13.4.7.1 National Grid Australia Pty Ltd	Priv. Ltd Co.	Australia	Holding Company

1.2.1.13.4.7.1.1 Basslink Pty Ltd.	Priv. Ltd Co.	Australia	Developing Interconnector in Australia
1.2.1.13.4.8 BritNed Development Ltd	Priv. Ltd Co.	England & Wales	Interconnection Development
1.2.1.13.4.9 Network Mapping Limited	Priv. Ltd Co.	England & Wales	Aerial Line Surveying
1.2.1.14 National Grid One Ltd	Priv. Ltd Co.	England & Wales	Investment Company
1.2.1.15 EnMo Ltd	Priv. Ltd Co.	England & Wales	Gas Market Administrator
1.2.1.16 NGG Telecoms Holdings Ltd.	Priv. Ltd Co.	England & Wales	Intermediate Holding Company
1.2.1.17 National Grid (Ireland) 1 Limited	Priv. Ltd Co.	Luxembourg (Irish incorporated)	Intermediate Holding Company
1.2.1.17.1 National Grid (Ireland) 2 Limited	Priv. Ltd Co.	Luxembourg (Irish incorporated)	Intermediate Holding Company
1.2.1.17.1.1 National Grid Nine Ltd	Priv. Ltd Co.	England & Wales	Investment Company
1.3 NGG Finance plc	Plc	England & Wales	Special Purpose Financing Company